Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Gymboree Corporation (the “Company”) on Form 10-K for the year ended January 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Andrew North, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:
April 27, 2016	/s/ Andrew North
Date	Andrew North Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)